UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

On May 3, 2007, Plains Exploration & Production Company (PXP) issued a press release announcing first quarter 2007 results. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. In addition, PXP has issued pro forma full-year 2007 operating guidance to reflect the previously announced proposed Piceance Basin asset acquisition. Full-year 2007 operating and financial guidance will be issued after the transaction closes.

Update of 2007 Operating Guidance

PXP is providing pro forma full-year 2007 operating guidance to reflect the impact of the proposed acquisition of Piceance Basin properties. Production, gas price realizations, gathering/transportation expense and capital expenditures have changed while all other items in the table below remain the same as previously guided. Full-year 2007 operating and financial guidance will be issued after the transaction closes.

The following table and accompanying notes reflect current estimates of certain results for the full year 2007 for PXP upon consummation of the acquisition. The following guidance contains forward-looking information that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. This guidance is based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and our future performance are both subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and estimates can or will be met. Any number of factors could cause actual results to differ materially from those discussed below. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2006, for a discussion of the risks and uncertainties that may affect actual results. The estimates set forth below are given as of the date hereof only based on information available as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements.

Pro Forma Guidance Year Ended December 31, 2007
Production Volumes (MBOE/day)
Production volumes sold	56.0-60.0
% Oil	85%
% Gas	15%

Price Realization % Index (Unhedged)
Oil—NYMEX	82%-86%
Gas—Henry Hub	85%-95%

Production Costs per BOE
Lease operating expense	$8.40-$9.30
Steam gas costs (1)	$4.80-$5.30
Electricity	$2.00-$2.20
Production and ad valorem taxes	$1.15-$1.30
Gathering and transportation	$0.25-$0.35
Capital Expenditures ($/millions)	$750

(1)	Steam gas costs assume a base SoCal Border index price of $7.25 per MMBtu. The purchased volumes are anticipated to be 43,000—47,000 MMBtu per day.

The information presented herein under Item 2.02 and Item 7.01 shall not be deemed “filed” under the Securities Exchange Act 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1	Plains Exploration & Production Company press release dated May 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: May 3, 2007	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Plains Exploration & Production Company press release dated May 3, 2007.